UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 31, 2023

Kinetik Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38048	81-4675947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2700 Post Oak Blvd., Suite 300 Houston, Texas 77056
(Address of Principal Executive Offices and Zip Code)

(713) 621-7330

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	KNTK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Kinetik Holdings Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission on June 2, 2023 (the “Original Form 8-K”). The Original Form 8-K reported the final voting results of the Company’s 2023 annual meeting of stockholders held on May 31, 2023 (the “Annual Meeting”). The sole purpose of this Amendment is to disclose the Company’s decision regarding whether advisory votes on the compensation of the Company’s named executive officers required by Section 14A of the Securities Exchange Act of 1934 (“say-on-pay”) should be held every one, two or three years. No other changes have been made to the Original Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As described in the Original Form 8-K, at the Annual Meeting, the Company’s stockholders voted on, among other matters, an advisory non-binding vote regarding the frequency of future say-on-pay votes. The Company’s stockholders selected, on an advisory non-binding basis, the option of every year as the frequency of future say-on-pay votes. Following the Annual Meeting, the Company’s Board of Directors considered the results, and determined that the Company will hold future say-on-pay votes every year until the next advisory vote regarding the frequency of future say-on-pay votes, which is required to occur no later than the Company’s 2029 annual meeting of stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2023

KINETIK HOLDINGS INC.

By:	/s/ Steve Stellato
Name:	Steve Stellato
Title:	EVP, Chief Accounting & Administrative Officer

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